Pushdown Accounting	6 Months Ended
Jun. 30, 2019
Pushdown Accounting
Pushdown Accounting

3.          Pushdown Accounting

The Refinitiv Transaction was accounted for by Refinitiv in accordance with the acquisition method of accounting pursuant to ASC 805, and pushdown accounting was applied to Refinitiv to record the fair value of the assets and liabilities of Refinitiv on the date of the Refinitiv Transaction. The Company, as a consolidating subsidiary of Refinitiv, also accounted for the Refinitiv Transaction using pushdown accounting. Under pushdown accounting, the excess of the fair value of the Company above the fair value accounting basis of the net assets and liabilities of the Company was recorded as goodwill. At June 30, 2019 and December 31, 2018, goodwill amounted to $2,695,000. The Company has one year from the date of the Refinitiv Transaction to finalize these amounts.

The adjusted valuations resulted in an increase in depreciation and amortization expense, due to the increased carrying value of the Company’s assets and the related increase in depreciation of tangible assets and amortization of intangible assets, and a decrease in occupancy expense as a result of the recognition of a leasehold interest liability.